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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphics omitted]

          MFS(R) GOVERNMENT
          SECURITIES FUND

          SEMIANNUAL REPORT  O AUGUST 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 27 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 29

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o  information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the six months ended August 31, 2001, Class A shares of the fund provided a total return of 3.59%, Class B shares 3.21%, Class C shares 3.22%, and Class I shares 3.79%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 4.04% return over the same period for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average general U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.44%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

A. It was a reasonably good performance period for fixed-income investors, as evidenced by the fund's returns and those of its peer group and benchmark. The past six months serve as a classic example of the theory that what's bad for the economy is generally good for high quality bonds. Throughout most of the period, the manufacturing and technology sectors continued to weaken as businesses slashed spending. Jobless claims climbed as the nation's unemployment rate rose to levels not seen since the early 1990s. Consumer confidence fell somewhat unexpectedly in July, raising concerns that consumer spending -- which makes up roughly two-thirds of the U.S. economy -- would lose its resiliency, decline, and tip the country into a recession. In response to sharply decelerating economic growth, the Federal Reserve Board (the Fed) has slashed interest rates several times since the beginning of January, which has brought short-term interest rates to their lowest levels since 1994. As interest rates dropped, most bond yields followed suit, and their prices, which move in the opposite direction from their yields, rose.

Q. WHAT WAS YOUR APPROACH TO THE FUND'S MATURITY STRUCTURE DURING THE PAST SIX MONTHS?

A. We invested the bulk of the fund's assets in intermediate-term securities, with less invested in very short- and very long-term maturities. We feel that this approach helped the fund's performance because as interest rates fell, short- and intermediate-term bond yields also declined but longer- term bond yields actually drifted a bit higher. Shorter-term bond yields are quite sensitive to interest rate changes and, therefore, declined as rates moved lower. Long-term bond yields also are sensitive to rate cuts, although they often reflect concerns about future inflation. Given the dramatic movements by the Fed, investors began to factor in the possibility that economic growth would eventually accelerate, thereby increasing inflationary pressures somewhere down the road. Bond investors dislike inflation because it eats away at the value of their holdings.

Q. HOW DID THE FUND'S HOLDINGS IN MORTGAGE-BACKED SECURITIES PERFORM?

A. Mortgage-backed securities performed quite well relative to Treasury and agency securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We were underweighted in mortgage securities relative to the Lehman Index entering the period, based on our concerns about prepayment. Declining rates led large numbers of homeowners to prepay their mortgages in order to take advantage of lower borrowing costs. In turn, holders of mortgage securities then were forced to reinvest the prepaid principal at lower prevailing interest rates. In anticipation of prepayment concerns working their way through, we began to add to our mortgage holdings at yields and prices that we felt were attractive relative to their historic value and to other fixed-income investments. In the past several months, receding concerns about prepayments, coupled with their attractive prices and yields, helped mortgage-backed securities rally.

Q. WHAT IMPACT DID THE FUND'S STAKE IN AGENCY SECURITIES HAVE ON PERFORMANCE?

A. Our overweighted position in agency securities also was a plus for performance. Agency securities had come under pressure late last year and early this year when various government officials called into question the implicit government backing enjoyed by some agencies -- specifically the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). However, agency securities rebounded when the agencies made some conciliatory moves to address the issues raised.

Q. HOW HAVE YOU MANAGED THE FUND'S OVERALL SENSITIVITY TO INTEREST RATES?

A. We kept the fund positioned with a slightly heightened interest rate sensitivity, as measured by its slightly longer duration than the Lehman Index. Duration is a measure of a bond fund's sensitivity to changes in interest rates. A longer duration enables a fund to benefit more from declining rates but can hurt performance when rates are on the rise. We entered the period with a longer duration stance because we anticipated that inflationary pressures would remain in check and that slowing economic conditions might spur further interest rate cuts.

Q. WHAT IS YOUR OUTLOOK?

A. Economic growth -- both domestic and global -- appears quite weak, and inflationary pressures have all but disappeared. We believe these conditions will allow the Fed to have the flexibility it needs to make further rate cuts to stimulate growth. Even if growth picks up a bit in 2002, we don't think that interest rates will rise immediately. It wasn't until two years after the 1990-1991 recession that interest rates hit bottom. With that favorable inflation and interest rate backdrop in mind, our outlook for the fixed-income markets is fairly positive.

 /s/ Steven E. Nothern

     Steven E. Nothern
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND CLOSED-END FUNDS.

STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

OBJECTIVE:              SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 25, 1984

CLASS INCEPTION:        CLASS A  JULY 25, 1984
                        CLASS B  AUGUST 30, 1993
                        CLASS C  APRIL 1, 1996
                        CLASS I   JANUARY 2, 1997

SIZE:                   $776.0 MILLION NET ASSETS AS OF AUGUST 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A

                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.59%      +11.18%      +18.49%      +43.03%      +100.96%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +11.18%      + 5.82%      + 7.42%      +  7.23%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        + 5.90%      + 4.12%      + 6.38%      +  6.71%
------------------------------------------------------------------------------------------------------------------

CLASS B

                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.21%      +10.46%      +16.15%      +38.31%      + 90.20%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +10.46%      + 5.12%      + 6.70%      +  6.64%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        + 6.46%      + 4.22%      + 6.39%      +  6.64%
------------------------------------------------------------------------------------------------------------------

CLASS C

                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.22%      +10.42%      +16.13%      +38.37%      + 93.92%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +10.42%      + 5.11%      + 6.71%      +  6.85%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        + 9.42%      + 5.11%      + 6.71%      +  6.85%
------------------------------------------------------------------------------------------------------------------

CLASS I

                                                     6 Months       1 Year      3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.79%      +11.58%      +19.60%      +45.41%      +104.30%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +11.58%      + 6.15%      + 7.77%      +  7.41%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFCANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

PORTFOLIO STRUCTURE

Mortgage Backed                    49.0%
Government Agency                  26.2%
U.S. Treasuries                    22.7%
Cash                                2.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- August 31, 2001

Bonds - 96.5%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)               VALUE
---------------------------------------------------------------------------------------------------
U.S. Government Agencies - 74.2%
  Federal Home Loan Mortgage Corp., 4.5s, 2004                         $ 15,000        $ 15,028,050
  Federal Home Loan Mortgage Corp., 5s, 2004                              3,000           3,048,750
  Federal Home Loan Mortgage Corp., 5.5s, 2006                           12,000          12,256,920
  Federal Home Loan Mortgage Corp., 6.5s, 2016 - 2029                    53,000          53,673,677
  Federal Home Loan Mortgage Corp., 7s, 2030                              6,435           6,589,393
  Federal Home Loan Mortgage Corp., 7.5s, 2025 - 2028                     4,127           4,259,553
  Federal National Mortgage Assn., 4.75s, 2004                           17,500          17,696,875
  Federal National Mortgage Assn., 6.5s, 2005 - 2031                     99,958         100,570,343
  Federal National Mortgage Assn., 6.831s, 2011                          20,269          20,842,181
  Federal National Mortgage Assn., 6.956s, 2007                           9,441          10,069,608
  Federal National Mortgage Assn., 7s, 2029 - 2031                       47,014          48,086,564
  Federal National Mortgage Assn., 7.5s, 2010 - 2030                     23,084          23,891,030
  Financing Corp., 10.7s, 2017                                           20,955          30,830,044
  Financing Corp., 9.8s, 2018                                            16,500          22,898,865
  Financing Corp., 10.35s, 2018                                          10,700          15,515,000
  Government National Mortgage Assn., 6.5s, 2028                         30,253          30,582,692
  Government National Mortgage Assn., 7s, 2008 - 2029                    35,740          36,751,758
  Government National Mortgage Assn., 7.5s, 2022 - 2029                  18,882          19,574,353
  Government National Mortgage Assn., 8s, 2026 - 2030                    13,473          14,070,686
  Government National Mortgage Assn., 8.5s, 2001 - 2022                   6,155           6,463,626
  Government National Mortgage Assn., 9.25s, 2001                           497             502,249
  Government National Mortgage Assn., 10.75s, 2015 - 2016                    51              57,581
  Government National Mortgage Assn., 11.5s, 2010 - 2019                    288             331,907
  Government National Mortgage Assn., 12s, 2013 - 2015                      137             158,440
  Government National Mortgage Assn., 12.5s, 2011                           347             405,095
  Small Business Administration, 6.34s, 2021                              6,500           6,531,016
  Small Business Administration, 6.35s, 2021                              6,500           6,557,385
  Small Business Administration, 6.44s, 2021                              5,850           5,974,768
  Small Business Administration, 6.625s, 2021                             5,500           5,661,677
  Small Business Administration, 8.625s, 2011                             1,798           1,934,717
  Small Business Administration, 8.8s, 2011                                 773             829,762
  Small Business Administration, 9.05s, 2009                                519             556,295
  Small Business Administration, 9.1s, 2009                               1,073           1,152,667
  Small Business Administration, 9.25s, 2010                              1,036           1,123,408
  Small Business Administration, 9.3s, 2010                               1,504           1,627,447
  Small Business Administration, 9.5s, 2010                                 771             833,346
  Small Business Administration, 9.65s, 2010                                965           1,047,901
  Small Business Administration, 9.7s, 2010                                 426             461,324
  Small Business Administration, 9.9s, 2008                                 289             311,466
  Small Business Administration, 10.05s, 2008 - 2009                        283             308,465
  Student Loan Marketing Assn., 4.75s, 2004                              10,000          10,103,100
  Student Loan Marketing Assn., 5s, 2004                                 10,000          10,143,700
  Title XI, 6.07s, 2010                                                  12,139          12,534,367
  U.S. Department of Housing & Urban Development, 6.36s, 2016             7,000           7,052,500
  U.S. Department of Housing & Urban Development, 6.59s, 2016             6,599           6,690,066
---------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                         $575,590,617
---------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 22.3%
  U.S. Treasury Bonds, 11.875s, 2003                                   $  2,000        $  2,335,320
  U.S. Treasury Bonds, 12.375s, 2004                                     10,650          12,923,136
  U.S. Treasury Bonds, 9.875s, 2015                                      17,300          25,184,994
  U.S. Treasury Bonds, 3.625s, 2028                                      11,026          11,408,087
  U.S. Treasury Bonds, 6.125s, 2029                                       2,500           2,735,925
  U.S. Treasury Bonds, 6.25s, 2030                                       14,586          16,295,188
  U.S. Treasury Bonds, 5.375s, 2031                                      15,000          15,009,450
  U.S. Treasury Notes, 4.625s, 2006                                      19,850          20,039,170
  U.S. Treasury Notes, 6.875s, 2006                                      22,500          24,806,250
  U.S. Treasury Notes, 5.75s, 2010                                        8,570           9,082,829
  U.S. Treasury Notes, 5s, 2011                                          32,700          33,088,637
---------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                        $172,908,986
---------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $728,203,306)                                            $748,499,603
---------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.3%
---------------------------------------------------------------------------------------------------
  Merrill Lynch, dated 8/31/01, due 9/04/01, total to be
    received $17,765,261 (secured by various U.S. Treasury
    and Federal Agency obligations in a jointly traded
    account), at Cost                                                  $ 17,758        $ 17,758,000
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $745,961,306)                                      $766,257,603
Other Assets, Less Liabilities - 1.2%                                                     9,697,326
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $775,954,929
---------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
AUGUST 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $745,961,306)       $766,257,603
  Investments of cash collateral for securities
    loaned, at identified cost and value                        12,674,138
  Cash                                                                 209
  Receivable for fund shares sold                                6,023,246
  Interest receivable                                            7,817,498
  Other assets                                                       2,766
                                                              ------------
      Total assets                                            $792,775,460
                                                              ------------
Liabilities:
  Distributions payable                                       $    893,275
  Payable for fund shares reacquired                             2,880,983
  Collateral for securities loaned, at value                    12,674,138
  Payable to affiliates -
    Management fee                                                   7,430
    Shareholder servicing agent fee                                  2,123
    Distribution and service fee                                    12,305
  Accrued expenses and other liabilities                           350,277
                                                              ------------
      Total liabilities                                       $ 16,820,531
                                                              ------------
Net assets                                                    $775,954,929
                                                              ============
Net assets consist of:
  Paid-in capital                                             $804,224,756
  Unrealized appreciation on investments                        20,296,297
  Accumulated net realized loss on investments                 (44,443,568)
  Accumulated distributions in excess of net
    investment income                                           (4,122,556)
                                                              ------------
      Total                                                   $775,954,929
                                                              ============
Shares of beneficial interest outstanding                      79,856,683
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $493,871,641 / 50,817,011 shares of
     beneficial interest outstanding)                           $ 9.72
                                                                ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                 $10.20
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $213,422,303 / 21,991,417 shares of
     beneficial interest outstanding)                           $ 9.70
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $64,313,887 / 6,601,143 shares of
     beneficial interest outstanding)                           $ 9.74
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $4,347,098 / 447,112 shares of
     beneficial interest outstanding)                           $ 9.72
                                                                ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED AUGUST 31, 2001
-----------------------------------------------------------------------------

Net investment income:
  Interest income                                                $21,668,886
                                                                 -----------
  Expenses -
    Management fee                                               $ 1,404,338
    Trustees' compensation                                            21,787
    Shareholder servicing agent fee                                  351,147
    Distribution and service fee (Class A)                           792,490
    Distribution and service fee (Class B)                           950,363
    Distribution and service fee (Class C)                           274,788
    Administrative fee                                                57,058
    Custodian fee                                                    119,772
    Printing                                                         144,368
    Postage                                                           42,368
    Auditing fees                                                     17,766
    Legal fees                                                        16,223
    Miscellaneous                                                    214,935
                                                                 -----------
      Total expenses                                             $ 4,407,403
    Fees paid indirectly                                             (49,500)
    Reduction of expenses by investment adviser                     (175,322)
                                                                 -----------
      Net expenses                                               $ 4,182,581
                                                                 -----------
        Net investment income                                    $17,486,305
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on
    investment transactions                                      $    (6,267)
  Change in unrealized appreciation on investments                 6,608,067
                                                                 -----------
        Net realized and unrealized gain on investments          $ 6,601,800
                                                                 -----------
          Increase in net assets from operations                 $24,088,105
                                                                 ===========

See notes to financial statements.

CStatement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                          AUGUST 31, 2001           FEBRUARY 28, 2001
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $ 17,486,305                $ 32,343,380
  Net realized gain (loss) on investments                          (6,267)                  3,773,049
  Net unrealized gain on investments                            6,608,067                  28,529,482
                                                             ------------                ------------
      Increase in net assets from operations                 $ 24,088,105                $ 64,645,911
                                                             ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $(15,277,835)               $(21,448,807)
  From net investment income (Class B)                         (5,775,630)                 (8,494,120)
  From net investment income (Class C)                         (1,671,417)                 (2,156,484)
  From net investment income (Class I)                           (157,260)                   (355,614)
                                                               ----------                  ----------
      Total distributions declared to shareholders           $(22,882,142)               $(32,455,025)
                                                             ------------                ------------
Net increase in net assets from fund share
  transactions                                               $177,111,799                $ 42,342,976
                                                               ----------                  ----------
      Total increase in net assets                           $178,317,762                $ 74,533,862
Net assets:
  At beginning of period                                      597,637,167                 523,103,305
                                                             ------------                ------------
At end of period (including accumulated
  distributions in excess of and undistributed net
  investment income  of $4,122,556 and $1,273,281,
  respectively)                                              $775,954,929                $597,637,167
                                                             ============                ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                             AUGUST 31, 2001              2001            2000            1999            1998            1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.71            $ 9.15          $ 9.69          $ 9.69          $ 9.40          $ 9.67
                                      ------            ------          ------          ------          ------          ------
Income from investment operations#(S)(S)  -
  Net investment income(S)            $ 0.25            $ 0.58          $ 0.57          $ 0.56          $ 0.62          $ 0.62
  Net realized and unrealized
    gain (loss) on investments          0.09              0.56           (0.56)           0.01            0.28           (0.28)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.34            $ 1.14          $ 0.01          $ 0.57          $ 0.90          $ 0.34
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net
  investment income                   $(0.33)           $(0.58)         $(0.55)         $(0.57)         $(0.61)         $(0.61)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.72            $ 9.71          $ 9.15          $ 9.69          $ 9.69          $ 9.40
                                      ======            ======          ======          ======          ======          ======
Total return(+)                         3.59%++          12.98%           0.10%           6.00%           9.91%           3.67%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            0.98%+            0.93%           0.90%           0.92%           0.94%           0.91%
  Net investment income(S)(S)           5.21%+            6.25%           6.06%           5.76%           6.50%           6.56%
Portfolio turnover                        41%               77%            124%            176%            212%            339%
Net assets at end of period
  (000 Omitted)                     $493,872          $392,457        $328,338        $335,993        $282,809        $293,286

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income(S)(S)       $ 0.25            $ 0.57          $ 0.56          $ 0.55          $ 0.61          $ 0.61
    Ratios (to average net assets):
      Expenses##                        1.03%+            1.00%           1.00%           1.02%           1.04%           1.06%
      Net investment income(S)(S)       5.16%+            6.18%           5.96%           5.66%           6.40%           6.41%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended August 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.34%.
       Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                             AUGUST 31, 2001              2001            2000            1999            1998            1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.69            $ 9.14          $ 9.68          $ 9.68          $ 9.39          $ 9.66
                                      ------            ------          ------          ------          ------          ------

Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.22            $ 0.52          $ 0.51          $ 0.50          $ 0.55          $ 0.55
  Net realized and unrealized
    gain (loss) on investments          0.08              0.56           (0.56)           0.01            0.28           (0.28)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.30            $ 1.08          $(0.05)         $ 0.51          $ 0.83          $ 0.27
                                      ------            ------          ------          ------          ------          ------

Less distributions declared to
  shareholders from net
  investment income                   $(0.29)           $(0.53)         $(0.49)         $(0.51)         $(0.54)         $(0.54)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.70            $ 9.69          $ 9.14          $ 9.68          $ 9.68          $ 9.39
                                      ======            ======          ======          ======          ======          ======
Total return                            3.21%++          12.20%          (0.52)%          5.32%           9.17%           2.92%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                            1.63%+            1.58%           1.55%           1.57%           1.59%           1.62%
  Net investment income(S)(S)           4.56%+            5.60%           5.41%           5.08%           5.84%           5.85%
Portfolio turnover                        41%               77%            124%            176%            212%            339%
Net assets at end of period
  (000 Omitted)                     $213,422          $163,756        $156,479        $173,569        $117,077        $114,861

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income(S)(S)       $ 0.22            $ 0.51          $ 0.50          $ 0.48          $ 0.54          $ 0.54
    Ratios (to average net assets):
      Expenses##                        1.68%+            1.65%           1.65%           1.67%           1.69%           1.77%
      Net investment income(S)(S)       4.51%+            5.53%           5.31%           4.98%           5.74%           5.70%

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended August 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.34%.
       Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28/29                   PERIOD ENDED
                                SIX MONTHS ENDED       ------------------------------------------------------    FEBRUARY 28,
                                 AUGUST 31, 2001             2001            2000          1999          1998           1997*
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $ 9.73           $ 9.18          $ 9.71        $ 9.72        $ 9.43          $ 9.51
                                          ------           ------          ------        ------        ------          ------
Income from investment
  operations#(S)(S) -
  Net investment income(S)                $ 0.22           $ 0.52          $ 0.52        $ 0.49        $ 0.55          $ 0.47
  Net realized and unrealized gain
    (loss) on investments                   0.09             0.56           (0.56)         0.01          0.29           (0.09)
                                          ------           ------          ------        ------        ------          ------
      Total from investment
        operations                        $ 0.31           $ 1.08          $(0.04)       $ 0.50        $ 0.84          $ 0.38
                                          ------           ------          ------        ------        ------          ------
Less distributions declared to
  shareholders from net investment
  income                                  $(0.30)          $(0.53)         $(0.49)       $(0.51)       $(0.55)         $(0.46)
                                          ------           ------          ------        ------        ------          ------
Net asset value - end of period           $ 9.74           $ 9.73          $ 9.18        $ 9.71        $ 9.72          $ 9.43
                                          ======           ======          ======        ======        ======          ======
Total return                                3.22%++         12.17%          (0.42)%        5.23%         9.15%           4.06%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.63%+           1.58%           1.55%         1.57%         1.59%           1.55%+
  Net investment income(S)(S)               4.56%+           5.60%           5.40%         5.03%         5.85%           5.97%+
Portfolio turnover                            41%              77%            124%          176%          212%            339%
Net assets at end of period
  (000 Omitted)                          $64,314          $36,603         $32,708       $36,340       $11,354          $6,046

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income(S)(S)           $ 0.22           $ 0.51          $ 0.49        $ 0.48        $ 0.54          $ 0.46
    Ratios (to average net assets):
      Expenses##                            1.68%+           1.65%           1.65%         1.67%         1.69%           1.70%+
      Net investment income(S)(S)           4.51%+           5.53%           5.30%         4.93%         5.75%           5.82%+

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended August 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.34%.
       Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class C shares, April 1, 1996, through February 28, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28/29                 PERIOD ENDED
                                    SIX MONTHS ENDED       -------------------------------------------------     FEBRUARY 28,
                                     AUGUST 31, 2001            2001          2000         1999         1998            1997*
                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $  9.71         $  9.15       $  9.69      $  9.69      $  9.40          $  9.41
                                             -------         -------       -------      -------      -------          -------
Income from investment operations#(S)(S) -
  Net investment income(S)                   $  0.27         $  0.61       $  0.60      $  0.59      $  0.62          $  0.10
  Net realized and unrealized gain (loss)
    on investments                              0.09            0.56         (0.56)        0.01         0.31            (0.01)
                                             -------         -------       -------      -------      -------          -------
      Total from investment operations       $  0.36         $  1.17       $  0.04      $  0.60      $  0.93          $  0.09
                                             -------         -------       -------      -------      -------          -------
Less distributions declared to
  shareholders from net investment income    $ (0.35)        $ (0.61)      $ (0.58)     $ (0.60)     $ (0.64)         $ (0.10)
                                             -------         -------       -------      -------      -------          -------
Net asset value - end of period              $  9.72         $  9.71       $  9.15      $  9.69      $  9.69          $  9.40
                                             =======         =======       =======      =======      =======          =======
Total return                                    3.79%++        13.34%         0.43%        6.37%       10.31%            1.03%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.63%+          0.58%         0.55%        0.57%        0.53%            0.48%+
  Net investment income(S)(S)                   5.56%+          6.60%         6.40%        6.13%        6.85%            7.22%+
Portfolio turnover                                41%             77%          124%         176%         212%             339%
Net assets at end of period
  (000 Omitted)                               $4,347          $4,821        $5,579       $6,634       $7,560             $470

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income(S)(S)              $  0.27         $  0.61       $  0.59      $  0.58      $  0.61          $  0.09
    Ratios (to average net assets):
      Expenses##                                0.68%+          0.65%         0.65%        0.67%        0.63%            0.63%+
      Net investment income(S)(S)               5.51%+          6.53%         6.30%        6.03%        6.75%            7.07%+

(S)(S) As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended August 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.34%.
       Per share, ratios, and supplemental data for periods prior to March 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class I shares, January 2, 1997, through February 28, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Securities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At August 31, 2001, the value of securities loaned was $12,428,439. These loans were collateralized by cash of $12,674,138 which was invested in the following short-term obligation:
                                                               IDENTIFIED COST
ISSUER                                              SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    12,674,138         $12,674,138

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that occur include differences in accounting for currency transactions, mortgage- backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At February 28, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $38,692,750 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

EXPIRATION DATE                               AMOUNT
----------------------------------------------------
February 28, 2003                      $(10,846,466)
February 28, 2005                       (16,126,761)
February 29, 2008                        (8,242,293)
February 28, 2009                        (3,477,230)
                                       -------------
  Total                                $(38,692,750)
                                       ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the fund's average daily net assets or (ii) 0.25% of the fund's average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,764 for the six months ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $155,424 for the six months ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $31,288 for the six months ended August 31, 2001. Fees incurred under the distribution plan during the six months ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,547, and $146 for Class B and Class C shares, respectively, for the six months ended August 31, 2001. Fees incurred under the distribution plan during the six months ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 2001, were $26,340, $184,284, and $10,011 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $496,865,091 and $276,398,306, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $752,578,729
                                                                 ------------
Gross unrealized appreciation                                    $ 16,747,052
Gross unrealized depreciation                                      (3,068,178)
                                                                 ------------
    Net unrealized appreciation                                  $ 13,678,874
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         SIX MONTHS ENDED AUGUST 31, 2001            YEAR ENDED FEBRUARY 28, 2001
                                        ---------------------------------       ---------------------------------
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                29,278,704       $ 282,664,199          37,909,855       $ 351,914,151
Shares issued to shareholders
  in reinvestment of distributions          1,173,520          11,294,632           1,761,880          16,394,768
Shares reacquired                         (20,071,506)       (193,220,024)        (35,115,402)       (325,262,879)
                                        -------------       -------------       -------------       -------------
    Net increase                           10,380,718       $ 100,738,807           4,556,333       $  43,046,040
                                        =============       =============       =============       =============

Class B shares
                                         SIX MONTHS ENDED AUGUST 31, 2001            YEAR ENDED FEBRUARY 28, 2001
                                        ---------------------------------       ---------------------------------
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                 8,616,033       $  83,152,509           7,414,924       $  69,640,973
Shares issued to shareholders
  in reinvestment of distributions            438,854           4,217,553             662,051           6,149,447
Shares reacquired                          (3,964,860)        (38,143,206)         (8,295,616)        (77,390,051)
                                        -------------       -------------       -------------       -------------
    Net increase (decrease)                 5,090,027       $  49,226,856            (218,641)      $  (1,599,631)
                                        =============       =============       =============       =============

Class C shares
                                         SIX MONTHS ENDED AUGUST 31, 2001            YEAR ENDED FEBRUARY 28, 2001
                                        ---------------------------------       ---------------------------------
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                 4,693,192       $  45,516,189           6,293,730       $  58,781,601
Shares issued to shareholders
  in reinvestment of distributions            130,325           1,257,072             173,442           1,617,689
Shares reacquired                          (1,985,136)        (19,149,847)         (6,268,884)        (58,432,431)
                                        -------------       -------------       -------------       -------------
    Net increase                            2,838,381       $  27,623,414             198,288       $   1,966,859
                                        =============       =============       =============       =============

Class I shares
                                         SIX MONTHS ENDED AUGUST 31, 2001            YEAR ENDED FEBRUARY 28, 2001
                                        ---------------------------------       ---------------------------------
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                    16,376       $     158,806             104,275       $     982,087
Shares issued to shareholders
  in reinvestment of distributions             16,334             157,214              38,289             355,978
Shares reacquired                             (82,036)           (793,298)           (255,607)         (2,408,357)
                                        -------------       -------------       -------------       -------------
    Net decrease                              (49,326)      $    (477,278)           (113,043)      $  (1,070,292)
                                        =============       =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended August 31, 2001, was $3,847. The fund had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective March 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to March 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the fund, but resulted in a $5,744,551 reduction in cost of securities and a corresponding $5,744,551 increase in net unrealized appreciation, based on securities held by the fund on March 1, 2001.

The effect of this change for the six months ended August 31, 2001, was to decrease investment income by $1,193,900, increase net unrealized appreciation by $872,871 and decrease net realized losses by $321,029. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GOVERNMENT SECURITIES FUND

TRUSTEES                                       ASSISTANT TREASURERS
John W. Ballen* - President,                   Mark E. Bradley*
MFS Investment Management                      Robert R. Flaherty*
                                               Laura F. Healy*
William R. Gutow+ - Private Investor and       Ellen Moynihan*
Real Estate Consultant; Vice Chairman,
Entertainment Management Company               SECRETARY
(video franchise)                              Stephen E. Cavan*
                                               Assistant Secretary
J. Atwood Ives+ - Private Investor             James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway        CUSTODIAN
& Barnes (attorneys)                           State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor,        INVESTOR INFORMATION
Harvard University Graduate School of          For information on MFS mutual funds, call
Business Administration                        your investment professional or, for an
                                               information kit, call toll free: 1-800-637-2929
Charles W. Schmidt+ - Private Investor         any business day from 9 a.m. to 5 p.m.
                                               Eastern time (or leave a message anytime).
Arnold D. Scott* C Senior Executive
Vice President and Director                    INVESTOR SERVICE
MFS Investment Management                      MFS Service Center, Inc.
                                               P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief        Boston, MA 02107-9906
Executive Officer, MFS Investment
Management                                     For general information, call toll free:
                                               1-800-225-2606 any business day from
Elaine R. Smith+ - Independent Consultant      8 a.m. to 8 p.m. Eastern time.

David B. Stone+ - Chairman Emeritus and        For service to speech- or hearing-impaired
Director, North American Management Corp.      individuals, call toll free: 1-800-637-6576 any
(investment adviser)                           business day from 9 a.m. to 5 p.m. Eastern
                                               time. (To use this service, your phone must be
INVESTMENT ADVISER                             equipped with a Telecommunications Device for
Massachusetts Financial Services Company       the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                          For share prices, account balances, exchanges,
                                               or stock and bond outlooks, call toll free:
DISTRIBUTOR                                    1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                    anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                          WORLD WIDE WEB
                                               www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Steven E. Nothern*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) GOVERNMENT SECURITIES FUND                               --------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                     MFS
500 Boylston Street                                             --------------
Boston, MA 02116- 3741(R)

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
 500 Boylston Street, Boston, MA 02116.
                                                  MGS-3 10/01 47M 26/226/326/826